HSBC INVESTOR FUNDS
(the “Trust”)
HSBC Investor Growth and Income Fund

Supplement Dated September 10, 2008
to the Prospectus Dated February 28, 2008,
as Supplemented to Date

     At a special shareholder meeting held on September 10, 2008, shareholders of the HSBC Investor Growth and Income Fund (the “Growth and Income Fund”) approved the reorganization of the Growth and Income Fund into the HSBC Investor Growth Fund.

     In connection with the reorganization, the Trust has suspended the sale of shares of the Growth and Income Fund effective as of the close of business on September 10, 2008. As such, purchase orders for shares of the Growth and Income Fund, except for dividend reinvestments, will not be accepted by the Trust after September 10, 2008.